ATSG℠ Investor Presentation

Sidoti & Company

Sixteenth Annual New York Institutional Investor Forum

March 19, 2012

Safe Harbor Statement

Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification and deployment of Boeing 767 and Boeing 757 aircraft, the availability and cost to acquire used passenger aircraft for freighter modification, ATSG's continuing ability to place modified aircraft into commercial service, ABX Air's ability to maintain on-time service and control costs under its operating agreement with DHL, ATSG's effectiveness in restructuring its airline operations affected by DB Schenker's restructuring of its U.S. air cargo operations, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Investment Highlights

Differentiated Business Model	• Predictable cash flows through dry leases augmented with ACMI[1] and complementary services, generates stable returns and incremental upside with no fuel exposure • World's largest owned fleet of converted Boeing 767 freighters – most efficient medium range, widebody cargo aircraft • 767 passenger to freighter conversion plan and demand for asset will continue to fuel growth
Favorable Industry Dynamics	• Range of 767 allows for deployment in large, fast-growing air cargo regions such as Latin America, Intra-Asia and Middle East • 767 freighter's range and capacity uniquely suited as feeder aircraft to large wide-body intercontinental cargo aircraft such as the 747 • Boeing 767s are preferred replacement aircraft for aging fleet of mid-sized freighters – less sensitive to global economic downturns
Strong Financial Characteristics and Performance	• Strong free cash flow generation, minimal cash tax payer until 2014 or later due to deferred tax assets • Long-term leases for over half of wide-body 767 fleet creates annuity-like earnings stream with opportunity to generate incremental earnings through other services • Strong balance sheet, conservative leverage ratios and minimal off-balance sheet liabilities or large pending capital commitments

ATSG

1. Under ACMI contract, ATSG will lease the customer the aircraft (A) and provide crew (C), maintenance (M) and insurance (I)

ATSG Strategy

767 freighter dry leases with the differentiated ability to provide a wide range of complementary services generating incremental returns

Dry Leasing

Foundation of ATSG's economic model – all other aircraft-related services generate incremental returns

- Aircraft are leased out of Cargo Aircraft Management (CAM) subsidiary
- ATSG subsidiary airlines pay market rates and compete with third party companies for access to assets
- Dry leases typically have minimum term of 5-7 years and require the assumption of operating risk by the customer

ACMI/CMI

We will crew, maintain and insure our aircraft types for incremental (CMI) or package (A+CMI) price

- Three of ATSG's subsidiaries provide ACMI services for cargo transport companies
- Customer accepts fuel-price risk
- Assuming market lease rates for aircraft, ACMI business is priced to generate incremental operating returns
- CMI services available for customer owned aircraft – incremental return without capital investment

Support Services

Additional services complement ACMI and leasing, provide incremental operating returns with minimal capital requirements

- Maintenance, Repair, and Overhaul (MRO) subsidiary provides full service maintenance operations to ATSG subsidiaries and third party customers
- Also provide other services such as freight sorting and logistics services; facilities management and equipment sales and leasing

ATSG℠

ATSG Business Model

Purchase

- Focus on the Boeing 767 with expertise in sourcing and assessing assets
- More than 500 potential 767 conversion candidates
- Feedstock expected to increase as Boeing 787 deliveries accelerate
- Purchase price must be consistent with +10% unlevered ROIC criteria, limit asset value risk
- Prefer multi-aircraft purchases from operators with solid reputations for quality aircraft

Modify

- Secure slots with principal 767 modification provider IAI
- Maintain steady supply to conversion lines, diminishing competitive threats/access
- Upgrade avionics
- Loading systems provide for seamless container transfer to larger Boeing 747s & 777s
- Modified aircraft receives airframe heavy maintenance via ATSG MRO subsidiary

Deploy

- Fundamental allocation principle: Best-available risk-adjusted ROI with balance of short and long-term commitments
- Flexibility to respond to opportunities, but foundation is long-term, predictable, low-risk dry leases
- Assessment includes:
  - financial condition of customer
  - growth potential of customer's air cargo network or markets
  - customer concentration
  - opportunity to provide value-added services

Operate/Support

- Crew, maintenance and insurance (CMI) for fleet aircraft and third-party customers
- Maintenance expertise
- Advanced avionics upgrade capability, including navigation/radar systems, flat panel displays, etc.
- Cost-competitive engineering technical services in central U.S. location
- Network flight operations management for third parties

ATSG Investment Strategy

767 freighter fleet yields unlevered base ROICs above 10%; incremental return potential driven by complementary services

ATSG 767 Freighter Fleet Return Opportunities

($ in millions)	Base Dry Lease Only (A)		Dry Lease + Maintenance (A+M)		Dry Lease + Crew + Maint. (A+CMI)
Projected Dry Lease EBIT	$75 - 80	or	$75 - 80	or	$75 - 80
Incremental EBIT to Dry Lease Only	- -		$3 - 15		$15 - 18
Total Unlevered ROIC	10.3 - 11.0%		10.8 - 13.1%		12.5 - 13.5%

Note: Illustration based on current average investment costs to acquire & convert comparable 767 passenger aircraft to freighter configuration. Cost to acquire and convert ATSG's current 767 freighter fleet (36 200s and 3 300s) at current market prices: approximately $725 Million.

Fleet Upgrade

ATSG continues to upgrade its fleet by replacing aging DC-8 and 727 aircraft with newer more efficient 767s and 757s

ATSG Year End In-Service Aircraft Fleet

Year End		2010	2011	2012E
Newer 2 Pilot Aircraft	767-200 [1]	33	40	41
	767-300 [2]	1	3	9
	757-200	2	3	3
	757 Combi	-	-	2
	Sub Total	36	46	55
Older 3 Pilot Aircraft	DC-8 F	11	3	2
	DC-8 Combi	4	4	2
	727-200	13	4	3
	Sub Total	28	11	7
Total In-Service		**64**	**57**	**62**



Fleet Development
64
28
36
57
11
46
62
7
55
2010
2011
2012E
Newer Aircraft
Older Aircraft

1. Includes two 767-200s under operating leases in 2010, 4 in 2011 and 4 in 2012.
2. Includes one 767-300 under operating lease in 2010 and in 2011, two in 2012.

Current 767 Freighter Deployments

39 CAM-Owned 767Fs in Service

21 External Leases

13 DHL - U.S.

Seven-year leases running thru 2017-18

Piloted by ABX Air crews under CMI agreement

8 Other External

3 Amerijet thru 2017-18

2 CargoJet thru 2015

2 RIO thru 2016

1 FirstAir thru 2015

18 Internal Leases (ACMI)

12 ABX Air

6 ATI

Geographic Distribution

8 in Latin America

4 in Europe

1 in Far East

1 in Middle East

4 in North America

5 Operating Lease 767Fs

4 leased from DHL; ABX operates them in U.S. under CMI agreement

1 leased 767-300 through 2014, ABX operates it N. America/Europe under ACMI with DHL

5 CAM-Owned 767-300s in Mod

Deployment Targets:

2 in 2Q 2012

2 in 3Q 2012

1 in 4Q 2012

767-200

767-300

ATSG℠

Note: Reflects deployments as of March 15, 2012

767 Medium Freighter Flexibility

The 767 is less sensitive to global cargo volatility than the larger 747 due to higher trade lane flexibility, lower payload and smaller capital investment

Aircraft Model / Relative Size	New/ Converted	Revenue Payload (lb)[1]	Capacity (cu. ft.)[1]	Range[2] (NM)	Approx. Cost (mm)	Typical Trade Lanes
767F 	**New** 767-300F	125,500	15,900	3,200	$90	•Intra Asia •Intra South America •U.S. Domestic •Europe - Middle East
	Converted 767-300SF	125,500	15,900	3,200	$25-30	
747F 	**New** 747-8F	272,600	30,288	4,970	$200	•New York - Hong Kong •Los Angeles - Mumbai •London - Singapore
	Converted 747-400SF	248,600	27,467	4970	$50-70	

Source: Boeing

ATSG

1. Baseline weights/volume
2. Depending on engine type, assumes max. payload

ATSG's Global Opportunities

Projected Annual Demand Growth

(Fastest Growing Regions, 2009-2029)



Intra China 9.2%
Intra Asia 7.9%
Asia-N. America 6.7%
Europe-Asia 6.6%
S. Asia-Europe 6.5%
Europe-Mideast 6.0%
L. Amer.-N. Amer. 5.7%
Europe-L. Amer. 5.6%
Europe-Africa 5.1%
Europe-N. Amer. 4.2%
Intra-Europe 3.6%
Intra-N. Amer. 3.0%
ATSG Target Markets
Large Freighter Markets

Source: Boeing World Air Cargo Forecast

ATSG Market Focus:

Intra-Asia

- Rapid economic growth
- Manufacturing moving inland
- Ideal 767 range/payload fit as feeder aircraft

Americas

- Strong growth
- ATSG has Miami hub
- Ideal 767 range/payload fit for north-south routes

Middle East

- Strong growth
- Aging, unreliable Airbus fleets due for replacement

ATSG

ATSG Replacement Opportunity

Aging global mid-sized freighter fleets provide significant replacement opportunities

	Aging Mid-sized Aircraft			ATSG Replacement Aircraft
	Airbus 300B4	Boeing DC-10[4]	Boeing DC-8[1]	Boeing 767[2]
Introduction Year	1974	1971	1966	1982
Last Year in Production	1984	1989	1972	Present
Freighter Fleet[3]	54	40	33	132
Crew Members	3	3	3	2
Max Load (lb)	88,180	143,500 / 163,000	98,500 / 111,800	101,400 / 127,000
Range (NM)	2,100	3,000 / 3,400	2,150 / 2,470	2,840 / 3,200

Source: ACMG

The 767 is the ideal replacement for these aging, less efficient aircraft

1. DC-8 71 / DC-8 73
2. 767-200 / 767-300
3. As of March 2012. Includes conversions and production freighters
4. DC-10-10 / DC-10-30

ATSG

767-300 Conversion Opportunity

ATSG is the largest operator of converted 767s, representing the majority of 767 passenger-to-freighter conversions to date, fueling ATSG's future growth

Introduction of the Boeing 787 will drive 767-300 conversion feedstock

Airline[1]	787s Ordered	767-300 Fleet
ANA	55	66
United Airlines	50	40
Qantas	50	24
Japan Airlines	45	52
Air Canada	37	31

ATSG is uniquely positioned to capitalize on 767-300s coming to market by major passenger airlines, which will drive significant future earnings growth

767-300 Passenger to Freighter Conversion by Israel Aerospace Industries (IAI)

- ATSG is IAI's largest commercial customer for aircraft conversions
- IAI has converted the vast majority of all 767 passenger aircraft globally
- ATSG has five 767-300s in conversion, the only 767-300s known to be in conversion today



1. Airlines with largest outstanding 787 orders and 767 fleets

Freighter Market Outlook

Passenger to freighter conversions are expected to be the primary source of growth in the medium wide-body freighter segment


Sources of Freighter Growth: Medium Wide-body segment
610
(420)
440
280
910
2010
Freighter Retirements
Passenger/Freighter Conversions
New Freighters
2030

Source: Boeing Current Market Outlook, 2011-2030

Transformation Drives Earnings Growth

ATSG's business model has yielded solid financial performance since restructuring in 2010, with future growth potential driven by deployment of incremental 767 freighters

Adjusted EBITDA and Margin[1]



(in millions)
$60
$55
$50
$45
$40
$35
$30
$25
$20
22%
26%
22%
22%
25%
34%
35%
34%
29%
33%
32%
33%
$38
$38
$31
$33
$33
$42
$44
$46
$38
$47
$48
$48
Q1-2009 Q2-2009 Q3-2009 Q4-2009 Q1-2010 Q2-2010 Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
Pre Restructuring
New Business Model

ATSG

1. Adjusted EBITDA from continuing operation. Margin percentages net of fuel and other reimbursed expenses. See Reconciliations to GAAP Pre-tax Earnings and GAAP Net Income

2011 Q4 and Full Year Financials

($s in millions)	Fourth Quarter 2011	Fourth Quarter 2010	Full Year 2011	Full Year 2010
Revenues:				
CAM Leasing Segment	$38.5	$30.2	$140.5	$101.4
ACMI Services Segment				
Airline services (incl. S&R Activities)	108.3	109.8	444.7	436.1
Reimbursables	22.8	41.4	160.7	143.3
Other Activities	28.0	24.4	105.3	87.7
Eliminations	(31.1)	(27.2)	(121.1)	(101.1)
Total Revenues	$166.5	$178.6	$730.1	$667.4
Adj. Pretax Earnings[1]:				
CAM Leasing Segment	$16.7	$13.3	$60.0	$41.6
ACMI Services Segment	1.8	6.0	6.6	17.3
Other Activities	4.3	2.4	11.3	8.0
Net unallocated interest	(0.1)	(1.7)	(2.1)	(7.1)
Adj. Pretax Earnings[1]	$22.7	$20.0	$75.8	$59.8

ATSG

1. Adjusted Pretax Earnings are from continuing operations. See Non-GAAP Reconciliation Statement at end of this presentation for reconciliation to GAAP Pre-tax Earnings from Continuing Operations.

Capital Base to Support Growth

Strong Adjusted EBITDA generation, moderate financial leverage and minimal off-balance sheet liabilities provide capacity for further growth



Adjusted EBITDA[1] Less Maintenance Capex
(in millions)
$200
$150
$100
$50
$0
$113.4
$135.8
$158.9
$170-180
2009
2010
2011
2012E



Debt Obligations / Adjusted EBITDA[1]
4x
3x
2x
1x
0x
3.2x
2.7x
1.8x
1.9x
2008
2009
2010
2011

1. Adjusted EBITDA is from Continuing Operations. Debt Obligations are as of end of year. See Non-GAAP Reconciliation Statement for Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA reconciliation.

2012 Outlook

- 2012 adjusted EBITDA from continuing operations projected at $190-200 million
  - Project lower 1Q 2012 results due to operating restructuring costs related to Schenker wind-down, with improving trend thereafter
    - ATSG subsidiaries, CCIA and ATI, to share overhead and administrative functions, reduce workforces by 35-40%
  - Guidance also impacted by:
    - $7 million incremental non-cash pension expense ($1.3 million on discontinued operations) due to lower discount rates and investment earnings
    - Increased maintenance costs due to tighter supplies of 767-200 parts
- Five currently-owned 767-300s scheduled for deployment in 2012, including two acquired in February of this year
- New Business in 2012 includes:
  - One 767-300 deployed intra-Asia beginning 2Q
  - 757 combis projected to replace DC-8s starting 3Q
  - Strong prospects for incremental Middle East deployments

ATSG

Appendix

Summary of Business Units

AIRBORNE GLOBAL SOLUTIONS

Airborne Global Solutions (ABS) leverages the entire ATSG portfolio of assets and services to offer bundled, turn-key cargo airline solutions to external customers, including global air transport networks, regional carriers, single-aircraft operators and others

Dry Leasing

CAM CARGO AIRCRAFT MANAGEMENT

- Dry leases primarily Boeing medium-body freighters to ATSG airlines and external customers
- External customers include DHL, Amerijet, RIO, CargoJet, First Air

Airlines

ABX AIR

- Provides 767 ACMI/ CMI services
- Customers include DHL, TNT, JAL

ATI AIR TRANSPORT INTERNATIONAL, L.L.C.

- Boeing 767, DC-8
- Customers include TNT, LAN, U.S. Military and DHL

CAPITAL CARGO INTERNATIONAL AIRLINES

- Boeing 727, 757

Support Services

AIRBORNE MAINTENANCE & ENGINEERING SERVICES

- Full service MRO to ATSG subsidiaries and third party customers

LGSTX Services, Inc.

- Logistic support services
- Sort management

ATSG

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s)	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$13,193	$ 9,872	$ 4,647	$17,646	$10,784	$15,898	$16,670	$19,965	$ 4,590	$19,657	$ (6,666)	$23,279
Severance & Retention	(4,517)	-	-	(12,210)	(3,549)	-	-	-	-	-	-	-
Derivative Gain, Credit Agrmt. Term.	-	-	-	-	-	-	-	-	6,802	(360)	1,881	(556)
Impairment Charges	-	-	-	-	-	-	-	-	-	-	27,144	-
Adj. Pre-tax Earnings - Cont. Oper.	8,676	9,872	4,647	5,436	7,235	15,898	16,670	19,965	11,392	19,297	22,359	22,723
Interest Income	(178)	(129)	(74)	(68)	(73)	(85)	(83)	(75)	(66)	(33)	(29)	(51)
Interest Expense	7,646	7,166	6,236	5,833	5,189	4,594	4,641	4,251	4,103	3,537	3,304	3,237
Depreciation and amortization	21,473	20,927	19,954	21,610	20,800	21,752	22,758	22,284	22,371	23,878	22,616	22,198
Adjusted EBITDA from Cont. Oper.	37,617	37,836	30,763	32,811	33,151	42,159	43,986	46,425	37,800	46,679	48,250	48,107

Reconciliation Stmt. ($ in 000s except Ratios)	2008	2009	2010	2011
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ (56,619)	$ 45,358	$ 63,317	$ 40,860
Impairment Charges	91,241	-	-	27,144
Severance & Retention	(816)	(16,727)	(3,549)	-
Net Deriv. Loss and Credit Agrmt Term Termin.				7,767
Adjusted Pre-tax Earnings from Continuing Operations	$ 33,806	$ 28,631	$ 59,768	$ 75,771
Interest Income	(2,335)	(449)	(316)	(179)
Interest Expense	37,002	26,881	18,675	14,181
Depreciation and amortization	93,752	83,964	87,594	91,063
Adjusted EBITDA from Continuing Operations	$ 162,225	$ 139,027	$ 165,721	$ 180,836
Debt Obligations - end of period	$ 512,486	$ 377,427	$ 302,528	$ 346,904
Debt Obligations/Adjusted EBITDA Ratio	3.16	2.71	1.83	1.92

Adjusted Pre-Tax Earnings from Continuing Operations, Adjusted EBITDA from Continuing Operations and Debt Obligations/Adjusted EBITDA Ratio are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Adjusted Pre-Tax Earnings from Continuing Operations excludes the results from Severance & Retention Activities, unrealized gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements. Adjusted EBITDA from Continuing Operations is defined as EBITDA (Pretax Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization) excluding results from Severance & Retention Activities, unrealized gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, and costs from termination of credit agreements. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations.

Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of financial strength. Adjusted Pre-tax Earnings, Adjusted EBITDA and Debt Obligations/Adjusted EBITDA Ratio should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.